                                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robin W. Devereux his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners,
L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

          (a) Sections 13 and 16 of the Securities Exchange Act of 1934, as
              amended (the "Exchange Act"), Rule 144 promulgated under the
              Securities Act of 1933, as amended (the "33 Act") and any and all regulations promulgated thereunder,  including filings with the
              Securities and Exchange Commission pursuant thereto;

          (b) any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;

          (c) such filings required pursuant to the Internal Revenue Code of
              1986, as amended, and any related regulations, pertaining to such entities=

          (d) economic exhibits relating to such entities; and

          (e) the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange
Commission, and with any other entity when and if such is mandated by the
Exchange Act or by the By-laws of the National Association of Securities
Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-
in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.  Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

      The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

                        [Exhibit A and Signature Pages Follow]

      In WITNESS WHEREOF, this Power of Attorney has been signed as of the 18th day of August, 2008.

/s/ Peter Y. Chung
------------------